RENTAL INCOME, NET	6 Months Ended
Jun. 30, 2025
Rental Income Net Abstract
RENTAL INCOME, NET

NOTE 18 – RENTAL INCOME, NET

The Company subleases part of the leased assets on a straight-line basis to other third parties. The lease terms with lessees vary and usually start from two years. Rental income as of June 30, 2025 and 2024 consisted of the following:

	2025	2024
Rental income	$131,147	$158,544
Rental expense	(53,372)	(49,095)
Total rental income, net	$77,775	$109,449